AL FRANK DIVIDEND VALUE FUND (“Dividend Value Fund”)

Investor Class Shares: VALDX

Advisor Class Shares: VALEX

Summary Prospectus May 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated May 1, 2016, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.alfrankfunds.com/resources/. You can also obtain these documents at no cost by calling 1-888-263-6443 or by sending an email request to alfrankfunds@alfrank.com.

Investment Objective. The investment objectives of the Dividend Value Fund are long-term total return from both capital appreciation and, secondarily, dividend income.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Dividend Value Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Advisor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.73%	0.73%
Total Annual Fund Operating Expenses	1.98%	1.73%
(1)	This number includes the combined total fees and operating expenses of the Acquired Funds owned by the Dividend Value Fund and is not a direct expense incurred by the Dividend Value Fund or deducted from the Dividend Value Fund assets. Acquired fund fees and expenses amounted to less than 0.01%. Since this number does not represent a direct operating expense of the Dividend Value Fund, the operating expenses set forth in the Dividend Value Fund’s financial highlights do not include this figure. Other expenses include 0.04% in recouped management fees in accordance with the operating expense limitation agreement.

Example. This Example is intended to help you compare the cost of investing in the Dividend Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Dividend Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Dividend Value Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through April 30, 2017. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Year	Ten Years
Investor Class	$197	$618	$1,064	$2,303
Advisor Class	$172	$541	$935	$2,038

Portfolio Turnover. The Dividend Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Dividend Value Fund’s performance. During the most recent fiscal year, the Dividend Value Fund’s portfolio turnover rate was 15.05% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Dividend Value Fund invests at least 80% of its net assets in equity securities that pay or are expected to pay dividends. The Fund may invest in companies of any size, from larger, well-established companies to smaller companies.

The Adviser selects dividend-paying equity securities consisting of common stocks and securities having the characteristics of common stocks, such as preferred stocks, convertible securities, rights and warrants, on the basis of fundamental corporate analysis. The Dividend Value Fund may also invest in foreign securities, provided that they are publicly traded in the United States, including in ADRs. The Adviser screens a universe of more than 6,000 stocks in order to identify those with a dividend paying history, low price-to-earnings ratios, price-to-book values, and price-to-revenues ratios relative to their historical norms, their industry peers or the overall market. The Adviser utilizes these and other fundamental valuation metrics as well as its assessments of a company’s long-term growth prospects and risk characteristics, in order to establish a target price for each stock. The target price represents the price at which the Adviser believes the stock is fairly valued. Those stocks with significant appreciation potential relative to these target prices and perceived risk characteristics become available for selection. The Dividend Value Fund’s portfolio seeks broad diversification via exposure to a significant number of major market sectors and industry groups.

The Adviser may sell positions as they reach or approach their target price, if a lower target price results from a reassessment of earnings or valuation multiples, or if a more attractive stock is identified.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Dividend Value Fund. The principal risks of investing in the Fund are:

•	Management Risk – The Dividend Value Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends and select stocks, particularly in volatile stock markets.
•	Market Risk – The value of stocks and other securities the Dividend Value Fund holds or the overall stock market may decline over short or extended periods.
•	Small- and Medium-Sized Companies Risk – Small- and medium-sized companies may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.
•	Equity Risk – The equity securities held in the Dividend Value Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Dividend Value Fund invests.
•	Value Style Investing Risk – The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Dividend Value Fund may underperform other funds that use different investing styles.
•	Foreign Securities Risk – The Dividend Value Fund may also invest in foreign securities, including ADRs, which are subject to special risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.
•	Cyber Security Risk – As the use of technology has become more prevalent in the course of business, the Dividend Value Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Dividend Value Fund or its service providers can result in, among other things, financial losses to the Dividend Value Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Dividend Value Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Dividend Value Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

If you are looking for current income or short-term market gain, you should not invest in the Dividend Value Fund as it is designed for long-term investing.

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Performance. The bar chart illustrates the risks of investing in the Dividend Value Fund by showing how the Dividend Value Fund’s average annual returns for each calendar year since the Dividend Value Fund’s inception compare with those of a broad measure of market performance. The Average Annual Total Returns table also demonstrates these risks by showing how the Dividend Value Fund’s average annual returns compare with those of a broad measure of market performance. Remember, the Dividend Value Fund’s past performance, before and after taxes, is not necessarily an indication of how the Dividend Value Fund will perform in the future. Updated performance information is available on the Dividend Value Fund’s website at www.alfrankfunds.com or by calling the Fund toll-free at 1-888-263-6443.

The Dividend Value Fund was reorganized on January 18, 2013 from a series of the Advisors Series Trust (the “Dividend Value Predecessor Fund,” and together with the Al Frank Predecessor Fund, the “Predecessor Funds”), a Delaware statutory trust to a series of Northern Lights Fund Trust II, also a Delaware statutory trust (the “Reorganization”). The Dividend Value Fund is a continuation of the Dividend Value Predecessor Fund and, therefore, the performance information below includes the performance of Investor Class and Advisor Class shares of the Dividend Value Predecessor Fund.

Dividend Value Fund – Investor Class

Calendar Year Total Returns as of December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 16.69% for the quarter ended September 30, 2009, and the lowest quarterly return was (22.00)% for the quarter ended December 31, 2008.

Average Annual Total Returns for the periods ended December 31, 2015

	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class
Return Before Taxes	(5.70)%	8.25%	4.80%	N/A
Return After Taxes on Distributions	(7.51)%	6.30%	3.70%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	(1.78)%	6.48%	3.84%	N/A
Advisor Class
Return Before Taxes	(5.47)%	8.52%	N/A	4.11%
S&P 500 Index® (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	7.76%
Russell 3000® (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	7.35%	8.00%
(1)	Investor Class shares of the Dividend Value Predecessor Fund commenced operations on September 30, 2004; Advisor Class shares of the Dividend Value Predecessor Fund commenced operations on April 30, 2006. Performance shown prior to the inception of the Advisor Class reflects the performance of the Investor Class and includes expenses that are not applicable to and are higher than those of the Advisor Class.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for only Investor Class shares and after tax returns for Advisor Class shares will vary.

The Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

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The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7 trillion benchmarked to the index, with index assets comprising approximately USD 1.9 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

Investment Adviser. AFAM Capital, Inc. serves as the Dividend Value Fund’s investment adviser (the “Adviser”).

Portfolio Managers. Mr. John Buckingham, Chief Investment Officer of the Adviser, and Jason Clark, Vice President and Senior Portfolio Manager are the portfolio managers of the Dividend Value Fund. Mr. Buckingham has been a portfolio manager since the Dividend Value Predecessor Fund’s inception. Mr. Clark has been a portfolio manager of the Dividend Value Fund since January 2016. Mr. Buckingham and Mr. Clark are supported by an investment committee.

Purchase and Sale of Fund Shares. You may conduct transactions by mail (The Al Frank Dividend Value Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-888-263-6443. Investors who wish to purchase or redeem Dividend Value Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Dividend Value Fund is $1,000 and $100,000 for Investor Class and Advisor Class, respectively, with a minimum subsequent investment of $100 and $100 for Investor Class and Advisor Class, respectively, although the Dividend Value Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Dividend Value Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Dividend Value Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Dividend Value Fund and its related companies may pay the intermediary for the sale of Dividend Value Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Dividend Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information

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